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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 10, 1997


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Georgia                     0-11258                58-1521612
     (State or Other            (Commission File          (IRS Employer
      Jurisdiction of                Number)            Identification Number)
      Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (601) 360-8600


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ITEM 5.  OTHER EVENTS.

         On October 10, 1997, WorldCom, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7 (c) EXHIBITS.

         The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:


         Exhibit No.      Description
         -----------      -----------
           99.1           Press release dated October  10, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WORLDCOM, INC.



                                        By: /s/ Scott D. Sullivan
                                                ------------------------------
                                                Scott D. Sullivan
                                                Chief Financial Officer


October 14, 1997


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

  99.1             Press release dated October  10, 1997.